UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2014

AMERICAN PUBLIC EDUCATION, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33810	01-0724376
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 WEST CONGRESS STREET, CHARLES TOWN, WV	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  304-724-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Stockholders of American Public Education, Inc. (the “Company”) held on June 13, 2014 (the “Annual Meeting”), the stockholders approved an amendment to the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of Company common stock available for issuance thereunder by 100,000 shares, extend the term of the ESPP to March 7, 2024 and make such other administrative changes as set forth in the amendment.  The amendment is effective as of March 7, 2014, the date on which it was approved by the Board of Directors of the Company, subject to stockholder approval.

The ESPP and the amendment thereto are described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2014 (the “Proxy Statement”) under “Proposal 2 – Amendment to American Public Education, Inc. Employee Stock Purchase Plan.”  Such descriptions are qualified entirely by reference to the actual terms of the ESPP and the amendment, which are incorporated herein by reference.   The ESPP was included as an exhibit to our Registration Statement on Form S-1/A filed with the SEC on October 26, 2007.  The amendment to the ESPP is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on June 13, 2014.  As of April 21, 2014, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 17,486,136 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting.  The holders of 15,788,180 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.  The proposals are described in detail in the Proxy Statement.  The vote results detailed below represent final results as certified by the Inspector of Elections.

Proposal 1.

The Company’s stockholders elected the following persons, who were listed in the Proxy Statement, to the Company’s Board of Directors to hold office for the term expiring at the 2015 Annual Meeting of Stockholders or until each such person’s successor is elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric C. Andersen	14,886,747	102,155	2,460	796,818
Wallace E. Boston, Jr.	14,921,404	67,706	2,252	796,818
Barbara G. Fast	14,887,241	102,543	1,578	796,818
Jean C. Halle	14,887,372	102,212	1,778	796,818
Timothy J. Landon	14,887,072	101,930	2,360	796,818
Westley Moore	14,885,561	103,440	2,361	796,818
Timothy T. Weglicki	14,850,594	138,420	2,348	796,818

Proposal 2.

The Company’s stockholders approved an amendment to the ESPP.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,859,845	129,457	2,060	796,818

Proposal 3.

The Company’s stockholders approved in an advisory (non-binding) vote the compensation of the Company’s named executive officers.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,586,422	381,709	23,231	796,818

Proposal 4.

The Company’s stockholders ratified the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.  The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,621,705	164,035	2,440	0

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	American Public Education, Inc. Employee Stock Purchase Plan*

10.2	Amendment to American Public Education, Inc. Employee Stock Purchase Plan

*	Incorporated by reference to exhibit filed with Registrant’s Registration Statement on Form S-1/A on October 26, 2007 (File No. 333-145185).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date: June 17, 2014	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr. Executive Vice President and Chief Financial Officer

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